                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               Cincinnati Bell Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                  Merrill Corp
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

[LOGO]
201 EAST FOURTH STREET
P.O. BOX 2301
CINCINNATI, OHIO 45201
                                          NOTICE OF 1996 ANNUAL MEETING
                                                    AND PROXY STATEMENT

--------------------------------------------------------------------------------

                            NOTICE OF ANNUAL MEETING

To The Shareholders:

    The annual meeting of shareholders of Cincinnati Bell Inc. (the "Company") will be held in the SPRINGER AUDITORIUM OF MUSIC HALL, 1243 Elm Street, Cincinnati, Ohio, on Monday, April 22, 1996, at 11:30 A.M. for the following purposes:

    1.  To elect three directors for three-year terms ending in 1999;

    2. To ratify the appointment of Coopers & Lybrand L.L.P. as independent accountants to audit the financial statements of the Company for the year 1996; and

    3.  To act upon such other matters as may properly come before the meeting.

    Shareholders of record at the close of business on February 29, 1996 will be entitled to vote at the meeting and any adjournment thereof.

    The vote of each shareholder is important, whatever the number of shares held. Whether or not you plan to attend the meeting, please sign and return the accompanying proxy card promptly in the enclosed envelope. PLEASE NOTE THAT YOUR VOTE CANNOT BE COUNTED UNLESS YOU SIGN AND RETURN THE PROXY CARD OR ATTEND THE MEETING AND VOTE BY BALLOT.

                                            [W. H. ZIMMER SIGNATURE]
                                           W. H. Zimmer III
                                           Secretary

March 14, 1996

                              CINCINNATI BELL INC.
                             201 EAST FOURTH STREET
                                 P.O. BOX 2301
                             CINCINNATI, OHIO 45201

                                PROXY STATEMENT

    This Proxy Statement and the accompanying proxy card are being mailed to shareholders on or about March 18, 1996 in connection with the solicitation of proxies by the Board of Directors of Cincinnati Bell Inc. (the "Company") for use at the annual meeting to be held on April 22, 1996.

    Shares can be voted at the meeting only if the shareholder is represented by proxy or is present in person. A shareholder giving a proxy in the accompanying form retains the power to revoke it by a later appointment received by the Company or by giving notice of revocation to the Company in writing or in open meeting. Such later appointments or notices should be directed to W. H. Zimmer III, Secretary of the Company, at the address set forth above. Shares represented by properly executed proxies received in the accompanying form will be voted in accordance with the instructions contained therein. IN THE ABSENCE OF CONTRARY INSTRUCTIONS, SUCH SHARES WILL BE VOTED (1) TO ELECT AS DIRECTORS THE PERSONS NAMED ON PAGE 6; (2) TO RATIFY THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE YEAR 1996; AND (3) IN THE DISCRETION OF THE INDIVIDUALS NAMED IN THE PROXY, ON ANY MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. An abstention from voting and broker non-votes (as defined below) will be included in determining the presence of a quorum.

    In the event that a broker, bank, custodian, nominee or other record holder of shares indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a "broker non-vote"), then those shares will not be considered present and entitled to vote with respect to that matter, although they will be counted in determining the presence of a quorum.

    If a shareholder is a participant in the Company's Employee Stock Ownership Plan ("ESOP"), Retirement Savings Plan or Savings and Security Plan, the CBIS Retirement and Savings Plan or the MATRIXX Marketing Inc. Profit Sharing/401(k) Plan, and the accounts are registered in the same name, the proxy will also serve as a voting instruction for the trustees of those plans. All of the plans except for the ESOP provide that the trustee shall vote plan shares represented by cards which are not signed and returned in the same proportion as shares for which signed cards are returned. Shares in the ESOP are not voted unless the card is signed and returned.

    YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY SO THAT A QUORUM MAY BE REPRESENTED AT THE MEETING.

    In the past, shareholders with multiple accounts may have received more than one Annual Report and Proxy Statement, which is costly to the Company and may have been inconvenient to those shareholders. The Company has eliminated multiple mailings of the Annual Report and Proxy Statement to accounts with the identical address. Additionally, all proxy cards to identical addresses will be included in the same envelope. To resume the mailing of an Annual Report and Proxy Statement to an account, write W. H. Zimmer III, Secretary, Room 732, 201 East Fourth Street, P.O. Box 2301, Cincinnati, Ohio 45201.

    On the record date, February 29, 1996, outstanding voting securities of the Company consisted of 66,923,079 Common Shares, $1.00 par value ("Common Shares"), all of one class. Each Common Share has one vote on each matter presented for action at the meeting. The following table sets forth information, as of the record date, with respect to those persons the Company believes to be beneficial owners of more than 5% of the Company's voting securities:

                                                          AMOUNT AND
                                                          NATURE OF      Percent of
  TITLE OF CLASS             BENEFICIAL OWNER           OWNERSHIP (a)       Class
------------------  ----------------------------------  --------------  -------------
Common Shares       The Western and Southern              6,452,696            9.6%
                    Life Insurance Company
                    400 Broadway
                    Cincinnati, Ohio 45202
Common Shares       T. Rowe Price Trust Company           3,889,928(b)         5.8%
                    ("T. Rowe Price")
                    10090 Red Run Boulevard
                    Owings Mills, Maryland 21117
Common Shares       Bankers Trust Company                 3,776,064(c)         5.6%
                    ("Bankers Trust")
                    One Bankers Trust Plaza
                    New York, New York 10015

---------
(a) The Securities and Exchange Commission has defined "beneficial owner" of a security to include any person who has or shares voting power or investment power with respect to any such security or has the right to acquire beneficial ownership of any such security within 60 days.

(b) T. Rowe Price has advised the Company that these Common Shares are held by it as trustee under the Cincinnati Bell Inc. Retirement Savings Plan, the Cincinnati Bell Inc. Savings and Security Plan and the MATRIXX Marketing Inc. Profit Sharing/401(k) Plan. T. Rowe Price may be considered as sharing voting power with participants under these plans because T. Rowe Price has power to vote the Common Shares to the extent the participants do not give it instructions with respect to voting such shares. For each plan, this power is limited to the voting of Common Shares as to which it does not receive instructions, in the same proportions as it votes Common Shares for which it does receive instructions. Under the terms of these plans and the applicable trust agreements, T. Rowe Price has only limited investment powers with respect to the Common Shares held by it.

(c) Bankers Trust has advised the Company that these Common Shares include 3,457,248 Common Shares held by it as trustee under the Cincinnati Bell Pension Plans Trust. Bankers Trust is required to vote these Common Shares in the same proportions that the trustee (Key Trust Company of Ohio) under the Cincinnati Bell Inc. Employee Stock Ownership Plan votes the Common Shares held under that plan. (The trustee under the Employee Stock Ownership Plan votes only the Common Shares for which voting instructions have been received.) Bankers Trust does not have investment power with respect to Common Shares held by it under the Pension Plans Trust because the Company directs Bankers Trust with respect to purchases and sales of Common Shares.

    Bankers Trust has advised the Company that the remaining 318,816 Common Shares are held by it in a variety of fiduciary capacities.

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York and
Cincinnati Stock Exchanges. Officers, directors and greater than 10% shareholders are required by regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, the Company believes that, during the period commencing January 1, 1995 and ending December 31, 1995, all such persons complied on a timely basis with the filing requirements of Section 16(a), with the exception of a Form 4 filed after its due date by Mrs. Stonebraker and a Form 5 that reported a transaction late for Mr. Friedlander.

                               BOARD OF DIRECTORS

GENERAL INFORMATION

    The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operating details. Directors are kept informed of the Company's business by various reports and documents sent to them, as well as by operating and financial reports presented at Board and committee meetings by the chairman, chief executive officer and other officers.

    Meetings of the Board of Directors are held approximately eight times a year, and there is also an organizational meeting following the annual meeting of shareholders. Additional meetings of the Board may be called whenever needed. The Board of Directors of the Company held 13 meetings in 1995. Each director attended at least 93% of the aggregate number of meetings of the Board and committees of which he or she was a member.

COMMITTEES OF THE BOARD

    The committees established by the Board of Directors to assist it in the discharge of its responsibilities are described below. The biographical information on each director, including those nominated for election, which begins on page 6 of this Proxy Statement, identifies the committee memberships currently held by each nominee and each incumbent director.

    The Executive Committee has five members, two of whom are also officers of the Company. The Committee meets on call whenever needed and has authority to act on most matters during the intervals between Board meetings. The Committee met one time in 1995.

    The Audit Committee has three members, none of whom is an officer of the Company. The Committee meets with management to consider the adequacy of the internal controls of the Company and the objectivity of its financial reporting; the Committee also meets with the independent accountants and with appropriate Company financial personnel and internal auditors concerning these matters. The Committee recommends to the Board the appointment of the independent accountants, subject to ratification by the shareholders at the annual meeting. Both the internal auditors and the independent accountants periodically meet alone with the Committee and have unrestricted access to the Committee. The Committee met four times in 1995.

    The Compensation Committee has four members, none of whom is an officer of the Company. It makes recommendations to the Board with respect to the compensation of Senior Managers of the Company and also administers the Cincinnati Bell Inc. 1988 Long Term Incentive Plan (the "1988 Long Term Incentive Plan"), the Cincinnati Bell Inc. Short Term Incentive Plan (the "Short Term Incentive Plan"), the Cincinnati Bell Inc. Pension Program (the "Pension Program"), the Cincinnati Bell Inc. 1989 Stock Option Plan and the Cincinnati Bell Inc. Executive Deferred Compensation Plan (the "Deferred Compensation Plan"). The Committee met eight times in 1995.

    The Finance and Benefits Committee has three members, none of whom is an officer of the Company. The Committee reviews the capital structure of the Company, short term borrowing limits, proposed financings, options available for the financing of all material acquisitions by the Company, the Company's dividend policy and the Company's benefit plans, the performance of the portfolio managers of such plans and pension plan funding. From time to time the Committee makes such reports and recommendations to the Board with respect to the foregoing as it deems appropriate. The Committee met five times in 1995.

    The Nominating Committee has three members, one of whom is also an officer of the Company. The Committee meets from time to time to discuss potential candidates for director and officer positions with the Company. From time to time the Committee makes such reports and recommendations to the Board of Directors with respect thereto as it may deem appropriate. The Committee met two times in 1995.

COMPENSATION OF DIRECTORS

    Directors who are also employees of the Company receive no remuneration for serving as directors or committee members. Non-employee directors receive an annual retainer of $16,000 and a meeting fee of $1,000 for each Board and committee meeting attended. Directors may elect to defer the receipt of all or a part of the fees and retainers. Amounts so deferred earn interest, compounded quarterly, at a rate equal to the average interest rate for ten-year United States Treasury notes for the previous quarter.

    Non-employee directors also receive stock options pursuant to the Cincinnati Bell Inc. 1988 Stock Option Plan for Non-Employee Directors (the "Directors Plan"). Pursuant to the Directors Plan each nonemployee director of the Company upon his/her initial appointment or election as a director receives an option to purchase 6,000 Common Shares and receives in each year thereafter an option to purchase 2,000 Common Shares, provided that such non-employee director continues in office subsequent to that year's annual meeting of shareholders. The exercise price for each option granted is 100% of the fair market value of the Common Shares on the date of grant. During 1995, no options were exercised.

    Pursuant to the Cincinnati Bell Inc. Retirement Plan for Outside Directors, non-employee directors with at least five years of service as a director of the Company upon their retirement are entitled to receive an amount per year, continuing for the number of years that they served as a director, equal to the annual retainer in effect at the date of their retirement. In the event of the death of a director or retired director, no further payments will be made under the plan. Presently three directors are receiving payments under the Retirement Plan for Outside Directors.

    Mr. Hibbard retired as an employee of the Company effective February 11, 1994; however, he continues to serve as a non-employee director and as an officer of the Company. As long as he continues to serve as Chairman, Mr. Hibbard will be compensated at the rate of $300,000 per annum and he will continue to receive the perquisites which he was receiving as Chairman immediately prior to becoming a non-employee director. As a non-employee director, Mr. Hibbard is eligible to participate in the plan for deferring fees and retainers and the Directors Plan; however, Mr. Hibbard does not participate in the Retirement Plan for Outside Directors.

    Non-employee  directors  also   were  provided  certain   telecommunications
services. The cost of such services was approximately $1,100 per non-employee director in 1995.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Raymond R. Clark, who retired as an Executive Vice President and a director of the Company during 1995, serves as a director of Xtek, Inc. Mr. Kiggen, who is a director of the Company and a member of the Company's Compensation Committee, is the Chairman of the Board and Chief Executive Officer of Xtek, Inc. Since the Board of Directors of Xtek, Inc. does not have a compensation committee, the entire Board of Directors of Xtek, Inc. (including Mr. Clark) performs the function of a compensation committee. The Company's Compensation Committee consists of Messrs. Kiggen (Chairman), Barrett, Cox and Sharrock.

SHARE OWNERSHIP OF DIRECTORS AND OFFICERS

    The following table sets forth the beneficial ownership of Common Shares as of February 29, 1996 by each director and named executive officer and by all directors and officers of the Company as a group. As of that date, no individual director or officer owned beneficially more than 1.0% of the Common Shares outstanding and all directors and officers of the Company as a group owned beneficially 1,828,078 Common Shares or 2.73% of the Common Shares outstanding.

                                                                                     SHARES
                                                                                  BENEFICIALLY
                                                                                  OWNED AS OF       Percent of
                                                                               FEB. 29, 1996 (a)   Common Shares
                                                                               ------------------  -------------

John F. Barrett..............................................................       14,384(b)(c)          .02%
Phillip R. Cox...............................................................       10,300                .02%
William A. Friedlander.......................................................       95,319(b)(d)          .14%
David S. Gergacz.............................................................      120,000                .18%
Brian C. Henry...............................................................      145,966                .22%
Dwight H. Hibbard............................................................      487,853(b)             .73%
Robert P. Hummel, M.D........................................................       23,501(b)             .04%
James D. Kiggen..............................................................       31,916(b)             .05%
John T. LaMacchia............................................................      442,379(b)             .66%
Charles S. Mechem, Jr........................................................        7,000                .01%
Barry L. Nelson..............................................................       50,124                .07%
Mary D. Nelson...............................................................       10,000                .01%
David B. Sharrock............................................................       21,401                .03%
Barbara J. Stonebraker.......................................................       57,799(b)             .09%
All Directors and Officers as a group (consisting of 18 persons, including
  those named above).........................................................    1,830,078(b)            2.73%

---------
(a) Includes Common Shares subject to outstanding options under the 1988 Long Term Incentive Plan and the Directors Plan which are exercisable by such individuals within 60 days. The following options are included in the totals: 384,300 Common Shares for Mr. LaMacchia; 290,000 Common Shares for Mr. Hibbard; 120,000 Common Shares for Mr. Gergacz; 142,300 Common Shares for Mr. Henry; 31,000 Common Shares for Mrs. Stonebraker; 29,500 Common Shares for Mr. Nelson; 20,000 Common Shares for each of Messrs. Friedlander, Hummel and Kiggen; 18,000 Common Shares for Mr. Sharrock; 12,000 Common Shares for Mr. Barrett; 10,000 Common Shares for Mr. Cox; 8,000 Common Shares for Mrs. Nelson and 6,000 Common Shares for Mr. Mechem. The Common Share figures for the non-employee directors do not include, however, the option to purchase an additional 2,000 Common Shares that each non-employee director will receive pursuant to the Directors Plan, provided that such non-employee director continues in office subsequent to this year's annual meeting of shareholders.

(b) Includes Common Shares held directly by members of the director's or officer's family who have the same home as the director or officer but as to which the director or officer disclaims beneficial ownership: 8,296 for Mr. LaMacchia; 4,100 for Mr. Friedlander; 3,430 for Mrs. Stonebraker; 1,901 for Dr. Hummel; 1,706 for Mr. Kiggen; 784 for Mr. Barrett; 401 for Mr. Hibbard; and 1,081 for other officers.

(c) Does not include Common Shares held by The Western and Southern Life Insurance Company of which Mr. Barrett is President and Chief Executive Officer. Mr. Barrett disclaims beneficial ownership of those shares.

(d) Includes 52,900 Common Shares as to which Mr. Friedlander disclaims beneficial ownership. Mr. Friedlander has sole investment power as to these 52,900 Common Shares.

                             ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

    The Board of Directors of the Company presently consists of ten members, two of whom are officers of the Company. The Company's Amended Articles of Incorporation require that the directors be divided into three classes. At each annual meeting of shareholders, directors constituting a class are elected for a three-year term. The terms of the three Class III directors expire in 1996. The Board of Directors has nominated Dr. Robert P. Hummel, James D. Kiggen and Mary
D. Nelson for election as directors in Class III to serve until the 1999 annual meeting of shareholders. The three nominees for director receiving the greatest number of votes will be elected Class III directors. The four directors in Class I continue to serve until the 1997 annual meeting of shareholders, and the three directors in Class II continue to serve until the 1998 annual meeting of shareholders. The directors of each class will serve until their respective successors are elected and qualified.

    It is intended that shares represented by the accompanying form of proxy will be voted for the election of the nominees, unless contrary instructions are indicated as provided on the proxy card. (If you do not wish your shares to be voted for particular nominees, please so indicate on the proxy card.) If one or more of the nominees should at the time of the meeting be unavailable or unable to serve as a candidate, the shares represented by the proxies will be voted to elect the remaining nominees and any substitute nominee or nominees designated by the Board of Directors. The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve.

    For each director of the Company, including those nominated for election, there follows a brief listing of principal occupation during at least the past five years, other major affiliations and age on the date of this Proxy Statement. When indicating the tenure with the Company of each director, the "Company" means the present corporation (post-June 1983) and Cincinnati Bell Telephone Company (pre-July 1983). Directors' ownership of Common Shares is shown on the table on page 5.

                        NOMINEES FOR CLASS III DIRECTORS
                             (TERMS EXPIRE IN 1999)

    Dr. Robert P. Hummel, Chief of Staff of University Hospital; Emeritus Professor of Surgery, College of Medicine, University of Cincinnati. Director of the Company since 1983; Chairman of the Finance and Benefits Committee and member of the Executive Committee. Age 67.

    James D. Kiggen, Chairman of the Board and Chief Executive Officer of Xtek, Inc. (manufacturer of engineered steel products for heavy industry) since 1985; President of Xtek, Inc. 1985-1995. Director of Fifth Third Bancorp and its subsidiary, The Fifth Third Bank, The United States Playing Card Company (manufacturer of playing cards) and Xtek, Inc. Director of the Company since 1983; Chairman of the Compensation Committee and member of the Executive Committee. Age 64.

    Mary D. Nelson, President of Nelson & Co. (consulting actuaries) since 1975. Director of Blount International, Inc. (manufacturer of outdoor products, industrial and power equipment and sporting equipment) and The Union Central Life Insurance Company. Director of the Company since 1994; a member of the Audit Committee and the Finance and Benefits Committee. Age 62.

                               CLASS I DIRECTORS
                             (TERMS EXPIRE IN 1997)

    John F. Barrett, President and Chief Executive Officer of The Western and Southern Life Insurance Company since March 8, 1994; President and Chief Operating Officer, November 1989 to March 1994; Executive Vice President and Chief Financial Officer, May 1987 to October 1989. Director of The Western and Southern Life Insurance Company, The Fifth Third Bancorp and its subsidiary, The Fifth Third Bank, and The Andersons, Inc. (diversified agribusiness and retailing company). Director of the Company since 1992; member of the Audit Committee, the Compensation Committee and the Nominating Committee. Age 46.

    Dwight H. Hibbard, Chairman of the Company since 1985; Chief Executive Officer of the Company, 1985-1993; Chairman of Cincinnati Bell Telephone Company, 1985-1993. Director of Teradyne, Inc. (supplier of automatic test systems). Director of the Company since 1974; Chairman of the Executive Committee and Chairman of the Nominating Committee. Age 72.

    Charles S. Mechem, Jr., Commissioner Emeritus, Ladies Professional Golf Association (women's professional sports organization). Retired Commissioner, Ladies Professional Golf Association, 1991-1995; Former Chairman of The United States Shoe Corporation (manufacturer and retailer of shoes, retailer of women's apparel, and manufacturer and retailer of eyeglasses), 1993-1995; Retired Chairman & CEO of Taft Broadcasting Company, 1967-1990. Director of AGCO (manufacturer and distributor of agricultural equipment and replacement parts), Mead Corporation (forest products company), Ohio National Life Insurance Company, J. M. Smucker Company (food products company), Star Banc Corp. and its subsidiary, Star Bank, N.A. Director of the Company since December 1995. Age 65.

    David B. Sharrock, Consultant since 1994; Retired Executive Vice President and Chief Operating Officer of Marion Merrell Dow Inc. (researcher, manufacturer and seller of pharmaceutical products) 1989-1993; President and Chief Operating Officer of Merrell Dow Pharmaceuticals Inc., 1988-1989. Director of Unitog Co. (uniform rental company), Interneuron Pharmaceuticals Inc. (pharmaceutical research), Progenitor, Inc. (pharmaceutical research), Intercardia, Inc. (pharmaceutical product development) and Pharmaceutical Peptides, Inc. (pharmaceutical research). Director of the Company since 1987; member of the Compensation Committee and the Nominating Committee. Age 59.

                               CLASS II DIRECTORS
                             (TERMS EXPIRE IN 1998)

    Phillip R. Cox, President and Chief Executive Officer of Cox Financial Corporation (financial planning) since 1972. Director of Federal Reserve Bank of Cleveland, CINergy Corp. (gas and electric utility) and PNC Bank, Ohio, N.A. Director of the Company since 1993; member of the Compensation Committee and the Finance and Benefits Committee. Age 48.

    William A. Friedlander, Chairman of Bartlett & Co. (a registered investment advisor) since 1989; Chief Executive Officer, 1986-1989. Director of The Union Central Life Insurance Company. Director of the Company since 1986; Chairman of the Audit Committee and member of the Executive Committee. Age 63.

    John T. LaMacchia, President and Chief Executive Officer of the Company since October 1, 1993; President of the Company since January 1, 1988; Chairman of Cincinnati Bell Telephone Company since November 1993; Chairman of Cincinnati Bell Information Systems Inc. since October 1988; Chief Operating Officer of the Company, 1988-1993. Director of The Kroger Co. (food retailer). Director of the Company since 1985; member of the Executive Committee. Age 54.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                           (ITEM 2 ON THE PROXY CARD)

    Subject to shareholder ratification, the Board of Directors, upon recommendation of the Audit Committee, has reappointed the firm of Coopers & Lybrand L.L.P. as independent accountants to audit the financial statements of the Company for the year 1996. Coopers & Lybrand L.L.P. has audited the financial statements of the Company (and Cincinnati Bell Telephone Company prior to July 1983) for many years. If the shareholders do not ratify this appointment, other independent accountants will be appointed by the Board upon recommendation of the Audit Committee. One or more members of the firm of Coopers & Lybrand L.L.P. will attend the annual meeting, will have an opportunity to make a statement and will be available to answer questions.

OUR RECOMMENDATION

    RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE COMMON SHARES PRESENT OR REPRESENTED AND ENTITLED TO VOTE AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR SUCH RATIFICATION.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The overall goals of the Company's executive compensation program are (i) to encourage and provide an incentive to its executive officers to achieve the
Company's strategic, operating and financial goals, both short-term and long-term, and thereby enhance shareholder value, (ii) to attract and retain well-qualified executive officers, and (iii) to reward individuals for outstanding job performance in a fair and equitable manner.

    The Compensation Committee recommends to the Board of Directors compensation for the Chief Executive Officer and Messrs. Henry and Gergacz. The compensation of Mrs. Stonebraker is established by the Board of Directors of Cincinnati Bell Telephone Company ("CBT"). The compensation of Mr. Nelson is established by the Board of Directors of Cincinnati Bell Long Distance Inc. ("CBLD").

    The components of the Company's executive compensation program are base salary, annual short term incentives and long term incentives, each of which assists in achieving the program's goals.

    BASE SALARY. After reviewing (i) several national surveys(1) concerning the compensation paid by companies in a broad spectrum of businesses focusing on compensation at the 50th percentile of companies whose revenues are comparable to those of the Company, (ii) historical compensation data for each executive officer, (iii) information from the Company's Chairman of the Board, and (iv) the Committee's evaluation of the performance of Messrs. LaMacchia and Henry, the Compensation Committee recommended a $25,000 increase in base salary for Messrs. LaMacchia and Henry effective January 1, 1995. Mr. Gergacz' salary was established pursuant to his employment contract. The salaries of Messrs.
LaMacchia,  Henry and Gergacz  appear in the Summary  Compensation Table on page
11. Compared to the survey group, salaries paid to the executive officers average in the 50th to 75th percentile.

    ANNUAL INCENTIVES. The Company's Short Term Incentive Plan, which includes the Chief Executive Officer and Messrs. Henry and Gergacz, is one of the means by which the Compensation Committee encourages the Company's management to enhance shareholder value. To receive an annual short term incentive award, the Compensation Committee recommended and the Board of Directors approved that: (i) the Company must achieve certain levels of "earnings per share" (EPS) and, for Mr. Gergacz, CBT must also achieve certain levels of operating income and meet capital expenditure targets as well as meet certain levels of customer service and (ii) the individual officer's performance, in the judgment of the Compensation Committee, must be deserving. The threshold amount for the EPS component is 90% with the maximum amount payable upon the achievement of 110% of the targeted goal. The threshold amount for

---------
(1) The salary and bonus surveys are prepared by recognized consulting firms, each of which establishes its own criteria for including companies in its data pool. These surveys may or may not include the Peer Group Companies. The consulting firms do not disclose the defining characteristics of the companies used in these surveys.

the operating income component is 96% with the maximum award payable upon the achievement of 114% of the targeted goal. Based upon the achievement of predetermined goals, each executive officer may receive from 0% to 250% of the targeted cash award. The target cash awards are determined by reviewing survey bonus information(2) and from historical bonus targets established in previous years. Compared to the Survey Group, target cash awards for executive officers average 91% of the 75th percentile.

    Since 127% of the Company EPS goals, 107% of the CBT operating income goal, and the CBT capital expenditure and service goals were achieved, 1995 short term incentive awards were approved for Messrs. LaMacchia, Henry and Gergacz. The amounts of those awards appear in the Summary Compensation Table on page 11.

    LONG TERM INCENTIVES. The Company's 1988 Long Term Incentive Plan provides incentive compensation for key officers and employees of the Company and its subsidiaries in the form of stock options, stock appreciation rights, restricted stock, performance shares and performance units and other stock unit awards. In connection with any award, payments of dividend or interest equivalents also may be authorized. Options granted under the 1988 Long Term Incentive Plan are either incentive stock options or nonstatutory options. The exercise price of each option granted equals or is greater than the fair market value of the Company's Common Shares on the date of grant. The term of any option cannot exceed 10 years from the date of grant. Generally, options will be canceled in the event of termination of employment for any reason other than retirement, disability or death.

    The Compensation Committee uses long term compensation, mainly the grant of stock options, as a means to align the interests of the Company's executive officers with those of its shareholders and thus enhance shareholder value. After considering (i) an independent consultant's survey(3) that measured option grants as a multiple of base salary and focusing on the 50th and 75th percentiles of this survey, (ii) each executive officer's level of responsibility, (iii) total compensation objective, as identified in the first paragraph in this report, (iv) previous grant information (as reflected in the Summary Compensation Table) and (v) statistical data concerning total grants under the Company's 1988 Long Term Incentive Plan compared to total outstanding shares, the Compensation Committee granted options to all of the named executive officers. Mr. Gergacz' options were issued pursuant to the terms of his employment contract. The options granted to the Chief Executive Officer and each of the named executive officers are shown in the "Grants of Stock Options" table on page 12. The options granted in 1995 to the named executive officers other than Mr. Gergacz were at or below the 50th percentile with Mr. LaMacchia at the 50th percentile.

    Beginning in 1996, a portion of the long-term incentive can be in the form of performance shares. Distribution will be made at the end of a three-year performance period depending on the extent to which the Company's cumulative total shareholder return for the performance period compares with a comparison group mean cumulative return.

    STOCK OWNERSHIP GUIDELINES. To further align the interests of the executives and the Company's shareholders, the Compensation Committee has established stock ownership guidelines for its executive officers. The Chief Executive Officer is expected to have approximately three times his base salary in Common Shares and other executive officers are expected to have approximately one and one-half times their base salary in Common Shares. These shares can include shares acquired on the open market or through Company plans, including the Retirement Savings Plan. Executives will be given a reasonable amount of time to satisfy these guidelines.

---------
(2) The salary and bonus surveys are prepared by recognized consulting firms, each of which establishes its own criteria for including companies in its data pool. These surveys may or may not include the Peer Group Companies. The consulting firms do not disclose the defining characteristics of the companies used in these surveys.
(3) The companies used in the survey from which stock option grants are determined consist of 276 national companies that responded to the survey. This survey was not used to compute salaries or bonuses. The consulting firms do not disclose the defining characteristics of the companies used in the surveys.

    COMPENSATION OF THE CHIEF EXECUTIVE. Mr. LaMacchia served in the capacity of President and Chief Executive Officer throughout 1995. As President and Chief Executive Officer, in accordance with the policies discussed, his base salary for 1995 was $525,000. He received a stock option grant for 75,000 Common Shares, and he received a short term award of $500,000.

    COMPENSATION LIMITATIONS. The Compensation Committee is continuing to consider the effect of section 162(m) of the Internal Revenue Code, which limits the deduction for compensation paid to the Company's named executives. Of the compensation paid to the Company's named executives for 1995, $25,000 of Mr. LaMacchia's compensation may not be deductible by reason of this limitation. As long as the Company's potential tax liability from the loss of the deduction remains nominal, no action will be taken.

                                           Compensation Committee

                                           James D. Kiggen, Chairman
                                           John F. Barrett
                                           Phillip R. Cox
                                           David B. Sharrock

                             EXECUTIVE COMPENSATION

I.  SUMMARY COMPENSATION TABLE

    The following table shows the compensation of the Chief Executive Officer and the other four most highly compensated executive officers of the Company or any of its subsidiaries for services to the Company and its subsidiaries in all capacities. Mr. LaMacchia served as a director of the Company but received no separate compensation in that capacity.


                                                                                  Long-Term Compensation
                                                                           -------------------------------------
                                                                                    Awards
                                            Annual Compensation            ------------------------    Payouts
                                   -------------------------------------                 SECURITIES   ----------
                                                           OTHER ANNUAL    RESTRICTED    UNDERLYING   LONG-TERM     ALL OTHER
       NAME AND PRINCIPAL                                  COMPENSATION       STOCK       OPTIONS     INCENTIVE    COMPENSATION
            POSITION         YEAR  SALARY($)   BONUS($)        ($)          AWARDS($)       (#)       PAYOUTS($)     ($) (a)
     ----------------------  ----  ---------   ---------  --------------   -----------   ----------   ----------   ------------
     John T. LaMacchia       1995  $525,000    $500,000             (b)    $      0        75,000        $ 0       $  6,000
     President & CEO         1994   500,000     500,000             (b)           0       100,000          0          6,000
                             1993   415,000           0             (b)           0        60,000          0          6,994
     Brian C. Henry          1995  $300,000    $175,000             (b)    $      0        25,000        $ 0       $ 18,808
     Executive Vice          1994   275,000     175,000             (b)           0        20,000          0         11,000
     President & CFO         1993   180,000     160,000             (b)           0        80,000          0              0
     Barbara J. Stonebraker  1995  $192,000    $120,885             (b)    $254,070(c)      7,500        $ 0       $ 10,741
     Senior Vice             1994   186,000      80,000             (b)           0         4,000          0          8,000
     President of CBT        1993   184,000      46,000             (b)           0         4,000          0          9,434
     David S. Gergacz(d)     1995  $115,000    $195,000    $ 197,047(e)    $      0       100,000        $ 0       $      0
     Executive Vice          1994        --          --           --             --            --         --             --
     President of CBI &      1993        --          --           --             --            --         --             --
     President &
     CEO of CBT
     Barry L. Nelson         1995  $160,000    $150,000             (b)    $254,070(c)     10,000        $ 0       $  6,000
     President & CEO         1994   151,699     120,000             (b)           0         2,500          0          5,533
     of CBLD                 1993   133,987     100,000             (b)           0         2,500          0          9,434

a) Represents Company contributions to defined contribution savings plans and to the Deferred Compensation Plan described on page 16.

b) Does not include the value of perquisites and other personal benefits because the aggregate amount of such compensation, if any, does not exceed the lesser of $50,000 or 10% of the total amount of the annual salary and bonus for the individual for that year.

c) 15,000 Common Shares at $16.938. Restrictions lapse with respect to 9,000 Common Shares in 1997, an additional 3,000 Common Shares in 1998 and the remaining 3,000 Common Shares in 1999.

d)  Mr. Gergacz' date of employment was July 17, 1995.

e) Includes $192,099 of relocation expenses. Other amounts were less than 25% of the total perquisites and other personal benefits reported for Mr. Gergacz.

II.  GRANTS OF STOCK OPTIONS

    The following table shows all individual grants of stock options to the named executive officers of the Company during the fiscal year ended December 31, 1995.


                                                                             Potential Realizable
                            NUMBER OF   % of Total                         Value at Assumed Annual
                           SECURITIES     Options                            Rates of Stock Price
                           UNDERLYING   Granted to   Exercise              Appreciation for Option
                             OPTIONS     Employees    or Base                      Term (b)
                           GRANTED (#)   in Fiscal     Price    Expiration ------------------------
          NAME                 (a)         Year       ($/Sh)      Date       5% ($)       10% ($)
-------------------------  -----------  -----------  ---------  ---------  -----------  -----------
John T. LaMacchia              75,000         7.5%   $  16.938   1/3/05    $   798,900  $ 2,024,400
Brian C. Henry                 25,000         2.5%   $  16.938   1/3/05    $   266,300  $   674,800
Barbara J. Stonebraker          7,500          .8%   $  16.938   1/3/05    $    79,890  $   202,440
David S. Gergacz              100,000        10.1%   $  26.625   7/17/05   $ 1,674,500  $ 4,243,500
Barry L. Nelson                10,000         1.0%   $  16.938   1/3/05    $   106,520  $   269,920

(a) The material terms of the options granted are: grant type, non-statutory; grant price, fair market value on grant date; in general, exercisable after one year; term of grant, 10 years, except in cases of retirement, disability or death; and unexercisable options are cancelled upon termination of employment. In the case of Mr. Gergacz' grant, the options are exercisable as follows: one-third are exercisable in 1996, an additional one-third in 1997 and the remaining one-third in 1998.

(b) As required by rules of the Securities and Exchange Commission, potential values stated are based on the prescribed assumption that the Company's Common Shares will appreciate in value from the date of grant to the end of the option term (ten years from the date of grant) at annualized rates of 5% and 10% (total appreciation of 62.9% and 159.4%) resulting in values of approximately $27.59 and $43.93 for the named executives other than Mr.
    Gergacz and $43.37 and $69.06 for Mr. Gergacz. They are not intended, however, to forecast possible future appreciation, if any, in the price of the Company's Common Shares. The total of all stock options granted to employees, including executive officers, during fiscal 1995 was approximately 1.49% of the total Common Shares outstanding during the year. As an alternative to the assumed potential realizable values stated in the above table, the Securities and Exchange Commission rules would permit stating the present value of such options at date of grant. Methods of computing present values suggested by different authorities can produce significantly different results. Moreover, since stock options granted by the Company are not transferable, there are no objective criteria by which any computation of present value can be verified. Consequently, the Company's management does not believe there is a reliable method of computing the present value of such stock options.

III.  AGGREGATE OPTION EXERCISES

    The following table shows fiscal year-end values only because no options were exercised during fiscal year 1995.

                                                                                              NUMBER OF
                                                                                             SECURITIES
                                                                                             UNDERLYING
                                                                                             UNEXERCISED
                                                                                             OPTIONS AT
                                                                                             FY-END (#)
                                                                                             EXERCISABLE
                                                                                                (E)/
                                                           SHARES ACQUIRED      VALUE       UNEXERCISABLE
                          NAME                             ON EXERCISE (#)   REALIZED ($)        (U)
---------------------------------------------------------  ---------------   ------------   -------------
                                                                                               E270,000
John T. LaMacchia                                                   0          $      0        U 75,000
                                                                                               E 73,333
Brian C. Henry                                                      0          $      0        U 51,667
                                                                                               E 12,000
Barbara J. Stonebraker                                              0          $      0        U 11,500
David S. Gergacz                                                    0          $      0        E      0
                                                                                               E  7,000
Barry L. Nelson                                                     0          $      0        U 12,500

                                                            VALUE OF UNEXERCISED IN-THE-MONEY
                                                                       OPTIONS AT
                                                                     FY-END ($) (a)
                                                                    Exercisable (E)/
                          NAME                                      Unexercisable(U)
---------------------------------------------------------  -----------------------------------
                                                                     E$4,203,700.00
John T. LaMacchia                                                    U 1,335,900.00
                                                                     E$1,024,569.00
Brian C. Henry                                                        U  791,971.00
                                                                      E$ 177,500.00
Barbara J. Stonebraker                                                U  199,838.00
                                                                      E$       0.00
David S. Gergacz                                                      U  812,500.00
                                                                      E$ 105,187.50
Barry L. Nelson                                                       U  219,525.00

(a) Values stated based on the fair market value (average of the high and low) of $34.75 per share of the Common Shares on the New York Stock Exchange on December 29, 1995.

IV.  LONG-TERM INCENTIVE PLAN AWARDS TABLE

    Since no awards pursuant to any long-term incentive plans were made to any named executive officer in the fiscal year ended December 31, 1995, no table has been included.

V.  DEFINED BENEFIT OR ACTUARIAL PLAN DISCLOSURE

    Mr. LaMacchia participates in both the Company's Management Pension Plan and the Pension Program. The following table illustrates the approximate pension amounts which would be payable under those plans combined.

                               PENSION PLAN TABLE

                     YEARS OF SERVICE AND PENSION AMOUNT
               -----------------------------------------------
COMPENSATION       15          20          25      30 OR MORE
-------------  ----------  ----------  ----------  -----------
 $   400,000   $  136,000  $  181,333  $  226,667   $ 272,000
     475,000      161,500     215,333     269,167     323,000
     550,000      187,000     249,333     311,667     374,000
     625,000      212,500     283,333     354,167     425,000
     700,000      238,000     317,333     396,667     476,000
     775,000      263,500     351,333     439,167     527,000
     850,000      289,000     385,333     481,667     578,000
     925,000      314,500     419,333     524,167     629,000
   1,000,000      340,500     453,333     566,667     680,000
   1,075,000      365,000     487,333     609,167     731,000

    Pension amounts shown under the foregoing table are annual straight life annuity pension amounts assuming retirement at age 65, prior to deduction for Social Security benefits. If retirement occurs prior to age 60, the pension amounts shown may be reduced by 5% for each year by which the participant's age at retirement is less than age 60. To compute the estimated annual retirement benefits of Mr. LaMacchia, the amount of compensation which can be used is $1,025,000 and the number of his years of credited service at December 31, 1995 is 29. The covered compensation is for the twelve consecutive month period during the thirty-six consecutive month period ending December 31, 1995 which produces the highest dollar amount.

    Currently, the benefit formula under the Management Pension Plan is a cash balance formula. Under this formula, each participant has an account to which pension credits are allocated at the end of each year based upon the participant's attained age and covered compensation for the year. To the extent that a participant's covered compensation exceeds the Social Security wage base, additional pension credits are given for such excess compensation. The following chart shows the pension credits which will be given at the ages indicated:

       ATTAINED AGE                                  PENSION CREDITS
---------------------------  ---------------------------------------------------------------
Less than 30 years           2.50% of total covered compensation plus 2.50% of excess
                              compensation
30 but less than 35 years    2.75% of total covered compensation plus 2.75% of excess
                              compensation
35 but less than 40 years    3.25% of total covered compensation plus 3.25% of excess
                              compensation
40 but less than 45 years    4.00% of total covered compensation plus 4.00% of excess
                              compensation
45 but less than 50 years    5.25% of total covered compensation plus 5.25% of excess
                              compensation
50 but less than 55 years    6.50% of total covered compensation plus 6.50% of excess
                              compensation
55 or more years             8.00% of total covered compensation plus 8.00% of excess
                              compensation

    At the end of each year, a participant's account is also credited with assumed interest at the rate of 8% per annum through December 31, 1996 and 4% per annum for subsequent years. At retirement or other termination of employment, an amount equivalent to the balance then credited to the account is payable to the participant in the form of an immediate or deferred lump sum or annuity. (In the case of an employee who was a participant in the Management Pension Plan on December 31, 1993, the employee's account also was credited with pension credits equivalent to the employee's accrued benefit on that date.)

    Messrs. Henry, Gergacz and Nelson and Mrs. Stonebraker participate in the Management Pension Plan but do not participate in the Pension Program. If they continue in employment and retire at normal retirement age of 65, their estimated annual pension amounts under the Management Pension Plan would be $161,687 for Mr. Henry, $97,736 for Mrs. Stonebraker, $100,819 for Mr. Gergacz and $80,604 for Mr. Nelson.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

    In December 1987, the Company entered into an Executive Employment Agreement with Mr. LaMacchia. The Agreement is not a typical employment agreement in that Mr. LaMacchia's term of employment under the Agreement does not commence until the date of a "change in control" (as defined in the Agreement) of the Company. Under the Agreement, Mr. LaMacchia (i) continues to be employed in the same position that he had on the day preceding the change in control with the responsibilities and authorities that executives in comparable companies possess and (ii) receives the same level of compensation (with annual cost of living increases) and benefits in effect immediately prior to the change in control. After a change in control, he may terminate his employment, with or without reason, upon one month's prior written notice. The Company may terminate his employment without breach of his Agreement only upon his death, disability or for "cause" (as defined in the Agreement). If, after a change in control of the Company, the Company terminates his employment in a breach of his Agreement or he voluntarily terminates his employment, he is entitled to receive as severance pay in cash an amount equal to five times his "base amount" within the meaning of Section 280G of the Internal Revenue Code. ("Base amount" for purposes of the Agreement includes all amounts attributed or earned for that year pursuant to the Short Term Incentive Plan, the 1988 Long Term Incentive Plan and any other deferred compensation plan.) The severance pay payable under the Agreement will be greater than the maximum amount which may currently be paid under the Internal Revenue Code for these types of agreements without the individual incurring an excise tax and without the Company being denied a tax deduction of a portion of the payments.

    In March 1993, the Company entered into an Executive Employment Agreement with Mr. Henry which provides for the employment and retention of Mr. Henry as Executive Vice President and Chief Financial Officer of the Company for a term commencing on March 29, 1993 and terminating on March 29,

1998. The Executive Employment Agreement provides for: an initial base salary of $270,000 per year, which is subject to annual performance reviews and increases consistent with his performance and the treatment of similarly situated employees of the Company; the opportunity to earn a bonus under the Short Term Incentive Plan; options to purchase 80,000 Common Shares; a supplemental pension equal to that portion of his accrued pension under the Management Pension Plan attributable to his first 10 years of service; and benefits and perquisites consistent with the treatment of similarly situated employees of the Company. The Executive Employment Agreement provides that if Mr. Henry's employment terminates following a change in control of the Company, Mr. Henry will receive a lump sum payment equal to the greater of $810,000 or three times his annual base salary on the date of termination. In the event that the Company terminates Mr. Henry's employment (other than for cause or disability) after March 29, 1995, Mr. Henry will receive a lump sum severance payment equal to his previous 12 months base salary.

    In July, the Company entered into an Employment Agreement with Mr. Gergacz which provides for the employment and retention of Mr. Gergacz as Executive Vice President of the Company and as President and Chief Executive Officer of CBT for a term commencing on July 17, 1995 and ending on July 16, 2000. The Employment Agreement provides for: an initial base salary of $300,000 per year; the opportunity to earn a bonus under the Short Term Incentive Plan, with minimum bonus targets of $62,500 for 1995 and $150,000 for each subsequent year; the opportunity to participate in a long term incentive plan providing a payment of up to $1,200,000 depending on the extent to which 5-year performance goals are exceeded; an initial grant of options to purchase 100,000 Common Shares and an annual grant, commencing in 1996, of options to purchase 20,000 Common Shares; a supplemental pension of up to that portion of his accrued pension under the Management Pension Plan attributable to his first 10 years of service; a hiring bonus of $100,000; and benefits and perquisites consistent with the treatment of similarly situated employees of the Company. The Employment Agreement provides that if Mr. Gergacz' employment terminates following a change in control of the Company or CBT, Mr. Gergacz will receive a lump sum payment equal to the greater of $900,000 or three times his annual base salary on the date of termination. In the event that the Company terminates Mr. Gergacz' employment (other than for cause or disability), Mr. Gergacz will receive a lump sum severance payment equal to two times the sum of his current annual base salary and target bonus.

    In December 1994, CBT entered into an Employment Agreement with Mrs. Stonebraker which provides for the employment and retention of Mrs. Stonebraker as a Senior Vice President for a term commencing on December 31, 1994 and ending on December 31, 1999. The Employment Agreement provides for: an initial base salary of $192,000 per year, which is subject to annual performance reviews; the opportunity to earn a bonus under CBT's regular compensation program; an annual grant of options to purchase 7,500 Common Shares; a restricted stock award of 15,000 Common Shares (which were issued on January 3, 1995); and benefits and perquisites consistent with the treatment of similarly situated employees. The Employment Agreement states that if Mrs. Stonebraker's employment terminates following a change in control of the Company or CBT, Mrs. Stonebraker will receive a lump sum payment equal to 2.99 times her base salary, her options will become immediately exercisable and the restrictions otherwise applicable to her restricted stock award will lapse. In the event that CBT terminates Mrs. Stonebraker's employment (other than for cause or disability), Mrs. Stonebraker will receive a lump sum severance payment equal to the lesser of two times her base salary or her base salary for the remainder of the term.

    In October 1994, the Company entered into an employment agreement with Mr. Nelson which provides for the employment and retention of Mr. Nelson as President and Chief Executive Officer of CBLD for a term commencing on January 1, 1995 and terminating on December 31, 1999. The Employment Agreement provides for: an initial base salary of $160,000 per year, which is subject to annual performance reviews; the opportunity to earn a bonus under the Company's regular compensation program, with a minimum bonus target of $75,000 per year; an annual grant of options to purchase 10,000 Common Shares; a restricted stock award of 15,000 Common Shares (which were issued on January 3, 1995); and benefits and perquisites consistent with the treatment of similarly employees. The Employment Agreement states that if Mr. Nelson's employment terminates following a change in control of the Company or CBLD, Mr. Nelson will receive a lump sum payment equal to 2.99 times his base salary, his options will become immediately exercisable and the restrictions otherwise applicable to his restricted stock award will lapse. In the event that the Company terminates Mr. Nelson's employment (other than for cause or disability), Mr. Nelson will receive a lump severance payment equal to the lesser of two times his base salary or his base salary for the remainder of the term and the restrictions applicable to a pro-rata portion of the restricted stock award shall lapse.

    The Deferred Compensation Plan was adopted effective January 1, 1994 to permit officers at the level of senior vice president and above to defer receipt of up to 75% of their base salary, up to 100% of their cash bonuses (including cash awards under the 1988 Long Term Incentive Plan and the Short Term Incentive
Plan) and up to 100% of share awards under the 1988 Long Term Incentive Plan. For participating employees who are not in the Pension Program, there will be a Company "match" which is established by the Compensation Committee. For 1995, the "match" was $.666 for each dollar deferred (up to 6% of compensation). Amounts deferred by participants (and the related Company "match") are assumed to have been invested in various mutual funds and other investments (including Company Shares). Upon termination of employment, the amounts then credited to the participant's account are distributed in two equal annual installments or in up to ten annual installments. The 1995 "match" for Mr. Henry and Mrs. Stonebraker is reflected in the Summary Compensation Table under the "All Other Compensation" column. Messrs. LaMacchia, Gergacz and Nelson did not participate in the Deferred Compensation Plan during 1995.

    Under the Long Term Incentive Plan and the Short Term Incentive Plan, in the event of a change in control, all outstanding stock options will become immediately exercisable, all restrictions applicable to restricted stock awards will lapse and a pro rata portion of all accrued incentive awards will be paid in cash. Under the Incentive Award Deferral Plan and the Deferred Compensation Plan, the present value of all deferred amounts will be paid in cash in the event of a change in control. The present values of all accrued unfunded benefits under the Management Pension Plan and the Pension Program will be funded within five days after a change in control.

                               PERFORMANCE GRAPHS

    The following Performance Graphs compare the yearly percentage change of the cumulative total shareholder return on the Company's Common Shares with the cumulative total return, assuming reinvestment of dividends, of (i) the S&P 500 Stock Index and (ii) the Telephone Peer Group.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                CUMULATIVE TOTAL RETURN
 BASED ON REINVESTMENT OF $100 BEGINNING DECEMBER 31,
                         1990
                                                           CINCINNATI BELL
                                                                INC.           S&P 500   TELEPHONE PEER GROUP
Dec-90                                                                  $100       $100                   $100
Dec-91                                                                   $87       $130                   $108
Dec-92                                                                   $80       $140                   $120
Dec-93                                                                   $88       $155                   $140
Dec-94                                                                   $87       $157                   $133
Dec-95                                                                  $183       $215                   $201
Source: Georgeson & Company Inc.

  The Telephone Peer Group consists of ALLTEL Corp., Ameritech Corp., Bell Atlantic Corp., BellSouth Corp., Frontier Corp., GTE Corp., NYNEX Corp., Pacific Telesis Group, SBC Communications Inc., Southern New England Telecommunications Corp., Sprint Corp., and U S West Inc.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      COMPARISON OF TOTAL RETURN SINCE INSTITUTED
 BASED ON REINVESTMENT OF $100 BEGINNING DECEMBER 31,
                         1983
                                                           CINCINNATI BELL
                                                                INC.           S&P 500   TELEPHONE PEER GROUP
Dec-83                                                                  $100       $100                   $100
Dec-84                                                                  $113       $106                   $127
Dec-85                                                                  $158       $140                   $174
Dec-86                                                                  $245       $166                   $230
Dec-87                                                                  $307       $174                   $233
Dec-88                                                                  $562       $203                   $285
Dec-89                                                                  $718       $268                   $451
Dec-90                                                                  $633       $260                   $421
Dec-91                                                                  $549       $339                   $457
Dec-92                                                                  $508       $364                   $505
Dec-93                                                                  $555       $401                   $591
Dec-94                                                                  $550       $406                   $562
Dec-95                                                                $1,158       $559                   $847
Source: Georgeson & Company Inc.

       The Telephone Peer Group consists of ALLTEL Corp., Ameritech Corp., Bell Atlantic Corp., BellSouth Corp., Frontier Corp., GTE Corp., NYNEX Corp., Pacific Telesis Group, SBC Communications Inc., Southern New England Telecommunications Corp., Sprint Corp., and U S West Inc.

                             SHAREHOLDER PROPOSALS

    Shareholder proposals intended for inclusion in next year's Proxy Statement should be sent to W. H. Zimmer III, Secretary, Room 732, 201 East Fourth Street, P.O. Box 2301, Cincinnati, Ohio 45201, and must be received by November 19, 1996. Any such proposal must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

                      OTHER MATTERS TO COME BEFORE MEETING

    At the time this Proxy Statement was released for printing on March 14, 1996, the Company knew of no other matters which might be presented for action at the meeting. If any other matters properly come before the meeting, it is intended that the Common Shares represented by proxies will be voted with respect thereto in accordance with the judgment of the persons voting them.

    The costs of soliciting proxies will be borne by the Company. In addition to this solicitation by mail, directors, officers and regular employees of the Company may solicit proxies in person or by telephone, make additional requests for the return of proxies and may receive proxies on behalf of the Company. Brokers, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares and will be reimbursed for their expenses. The Company also has retained Georgeson & Company Inc. to assist it in connection with the solicitation at an estimated fee of $8,500 plus reimbursement of out-of-pocket expenses.

                         FINANCIAL STATEMENTS AVAILABLE

    Financial statements for the Company and its subsidiaries are included in the Annual Report of the Company to shareholders for the year 1995. A copy of the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the year 1995 will be furnished, without charge, on request directed to W. H. Zimmer III, Secretary, Room 732, 201 East Fourth Street, P.O. Box 2301, Cincinnati, Ohio 45201.

                                           By order of the Board of Directors

                                            [W. H. ZIMMER SIGNATURE]
                                           W. H. Zimmer III
                                           Secretary
March 14, 1996

                              CINCINNATI BELL INC.

PROXY

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder appoints Dwight H. Hibbard, Dr. Robert P. Hummel, and James D. Kiggen, or any of them, with full power of substitution, as proxies, to vote all shares of the undersigned in Cincinnati Bell Inc. at the annual meeting of its shareholders to be held on Monday, April 22, 1996, and at any adjournment thereof, upon the matters listed on the other side and, in their discretion, upon such other matters as may properly come before the meeting.


Election of Directors, Nominees:                          (change of address)
Dr. Robert P. Hummel, James D. Kiggen and Mary D. Nelson
                                                         ----------------------

                                                         ----------------------

                                                         ----------------------

                                              (If you have written in the above
                                              space, please mark the
                                              corresponding box on the reverse
                                              side of this card.)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                                                     SEE REVERSE
                                                                        SIDE

                                      SHARES IN YOUR NAME  REINVESTMENT SHARES

 /X/   Please mark your votes as in this example.

The Board of Directors recommends a vote FOR proposals 1 and 2.

                                     FOR              WITHHELD
1.   Election of
     Directors                       /   /               /  /
     (SEE REVERSE)

                                            FOR         AGAINST       ABSTAIN

  2. Ratification of appointment of
     Coopers & Lybrand L.L.P. as            /  /          /  /          /  /
     independent  accountants.

  3. In their discretion, upon such
     other matters as may properly come
     before the meeting.

For, except vote withheld from the following nominee(s):

------------------------------------------------------------

Change of Address            /   /

Attend Meeting             /   /

SIGNATURE(S)                                           DATE
              -----------------------------------            -----------------

SIGNATURE(S)                                           DATE
              ------------------------------------           -----------------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

PROXY

                        CONFIDENTIAL VOTING INSTRUCTIONS
                              TO TRUST COMPANY BANK
                 AS TRUSTEE FOR CBIS RETIREMENT AND SAVINGS PLAN
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     I hereby instruct the trustee to vote (in person or by proxy) all Cincinnati Bell Inc. common shares which are credited to my account at the shareholders' annual meeting of the Company to be held April 22, 1996 and at all adjournments thereof, on the following matters, as checked.
     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE PLAN PARTICIPANT WHOSE SIGNATURE APPEARS.
     The Trustee shall vote all shares for which voting instructions have not been received by April 17, 1996 in the same proportion as those shares for which the Trustee received instructions.
     Using the enclosed envelope, please date, sign and return this proxy to Trust Company Bank by April 17, 1996.

                                                  (change of address)

                                        --------------------------------------

                                        --------------------------------------

                                        --------------------------------------

                                        (If you have written in the above
                                        space, please mark the corresponding
                                        box on the reverse side of this card.)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                                                  SEE REVERSE
                                                                     SIDE

                                      SHARES IN YOUR NAME  REINVESTMENT SHARES

 /X/   Please mark your votes as in this example.

The Board of Directors recommends a vote FOR proposals 1 and 2.

                                     FOR              WITHHELD
1.   Election of
     Directors                       /   /               /  /
     (SEE REVERSE)

                                            FOR         AGAINST       ABSTAIN

  2. Ratification of appointment of
     Coopers & Lybrand L.L.P. as            /  /          /  /          /  /
     independent  accountants.

  3. In their discretion, upon such
     other matters as may properly come
     before the meeting.

For, except vote withheld from the following nominee(s):

------------------------------------------------------------
Dr. Robert P. Hummel, James D. Kiggen and Mary D. Nelson


Change of Address            /   /

Attend Meeting             /   /

SIGNATURE(S)                                           DATE
              -----------------------------------            -----------------

SIGNATURE(S)                                           DATE
              ------------------------------------           -----------------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.